Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2008

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2008

TABLE OF CONTENTS

Corporate
Company Background	1

Supplemental Financial Information
Operating and Financial Information	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Unconsolidated Real Estate Entities Statements of Operations	5
Unconsolidated Real Estate Entities Balance Sheets	6
Pro-Rata Consolidated Statements of Operations (Non-GAAP)	7
Pro-Rata Consolidated Balance Sheets (Non-GAAP)	9
Earnings Before Depreciation, Amortization and Deferred Taxes (Non-GAAP)	10
After Tax Cash Flow (Non-GAAP)	12
Investment Advisory, Management, Leasing and Development Services	14
Portfolio Data	15
Debt Summary	19
Capital Structure	21
Other Information	22

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2007 and our quarterly reports on Form 10-Q, which have been filed with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis. Our primary areas of focus are acquisition and ownership of premier properties (both on a consolidated basis and through strategic joint ventures), property development and redevelopment, and investment and property management activities.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of September 30 2008, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet.

Our Investment Management Platform

Our sponsorship of partnerships and joint ventures provides us with additional institutional capital for investment and shared risk exposure. These entities also allow us to earn fees for asset management, property management, leasing and other services, as well as possible carried interest or promote fees.

We have entered into an agreement with UBS Wealth Management – North American Property Fund Limited to acquire stabilized office properties in the United States. UBS has committed $250 million (all of which is unfunded), subject to certain conditions, and we expect to generally contribute 15% of the equity required for each acquisition. The objective of this joint venture program is to acquire Class A office properties in markets with attractive investment and demographic characteristics.

Our Thomas High Performance Green Fund will invest in commercial properties to be developed or redeveloped into high performance, energy-efficient, high productivity buildings. The fund currently has total capital commitments of $180 million, of which we have committed $50 million, and all of which is unfunded. The Green Fund will invest nationally, focusing on markets with green sensibility and attractive office fundamentals. Green Fund investments will potentially merit ratings from the U. S. Green Building Council’s LEED Green Building Rating System.

TPG/CalSTRS is a value-add/core-plus joint venture with total capital commitments of $378.3 million of which $24.4 million is unfunded. This joint venture, in which we own a 25% interest, currently owns twelve office properties. The joint venture also holds a 25% interest in a joint venture which owns an additional ten office properties in Austin, Texas.

Our Development Pipeline

We have substantially completed construction and received certificates of occupancy for all of the condominium units at Murano, a 302-unit high rise residential condominium project in downtown Philadelphia, on which we commenced construction in the second quarter of 2006. We had closed the sale of 101 units and 94 parking spaces and had an additional 24 units and 28 parking spaces under contract of sale as of September 30, 2008. During the second and third quarters of 2008, we recognized revenues and expenses related to the units and parking spaces sold and under contract under the percentage-of-completion method of accounting.

During the third quarter, we completed the core and shell construction of a two-building Class A office campus totaling approximately 192,000 square feet at Four Points Centre in suburban Austin, Texas. These two buildings have received a precertification rating under the U.S. Green Building Council’s (USGBC) LEED Green Building Rating System and have been submitted for final review to the USGBC with Silver being the minimum rating.

Our Campus El Segundo development project consists of 26.1 acres and is entitled for 1.9 million square feet of office, retail, research and development and hotel uses. We are currently completing infrastructure improvements to the site, including installing underground utilities, rough grading, and streetscape improvements.

We have been engaged by NBC Universal to entitle and master plan approximately 124 acres on their Universal Studios Hollywood backlot for housing and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space.

Separately, our entitlement efforts targeting approximately 1.5 million square feet proceed at MetroStudio@Lankershim in Los Angeles. The first phase of this transit-oriented development is planned to become a state-of-the-art digital television production facility and office space, and to serve as NBC Universal’s West Coast News and Content Center. The project is located at the Metro Rail’s Universal City Station, and is being designed as a sustainable development targeting silver certification from the USGBC’s LEED Green Building Rating System.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 10-11 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 12-13 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenues:
Rental	$7,482	$8,193	$23,317	$24,574
Tenant reimbursements	5,991	6,653	20,116	19,897
Parking and other	925	949	2,747	2,841
Investments advisory, management, leasing and development services	1,799	7,070	5,570	10,909
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,244	4,663	13,670	13,091
Reimbursement of property personnel costs	1,657	993	5,075	2,772
Condominium sales - percentage of completion	3,622	—	79,758	—

Total revenues	25,720	28,521	150,253	74,084

Expenses:
Rental property operating and maintenance	6,018	5,621	18,877	16,828
Real estate taxes	1,586	1,554	4,762	4,578
Investment advisory, management, leasing, and development services	4,142	3,303	12,520	9,471
Reimbursable property personnel costs	1,657	993	5,075	2,772
Cost of condominium sales - percentage of completion	3,113	—	62,228	—
Rent - unconsolidated real estate entities	65	61	191	181
Interest	5,803	4,362	13,740	12,405
Depreciation and amortization	2,948	2,669	8,498	8,776
General and administrative	4,173	4,477	13,556	12,992

Total expenses	29,505	23,040	139,447	68,003

Gain on sale of real estate	—	901	3,618	3,290
Gain from early extinguishment of debt	—	—	255	—
Interest income	587	1,877	2,341	4,446
Equity in net loss of unconsolidated real estate entities	(3,968)	(4,834)	(9,108)	(9,366)
Minority interest - unitholders in the Operating Partnership	2,733	(1,372)	(3,126)	(1,720)
Minority interests in consolidated real estate entities	133	52	133	87

(Loss) income before benefit (provision) for income taxes	(4,300)	2,105	4,919	2,818
Benefit (provision) for income taxes	1,359	(1,834)	(2,695)	(2,152)

Net (loss) income	$(2,941)	$271	$2,224	$666

(Loss) earnings per share-basic	$(0.12)	$0.01	$0.09	$0.03
(Loss) earnings per share-diluted	$(0.12)	$0.01	$0.09	$0.03
Weighted average common shares – basic	23,701,294	23,626,645	23,681,997	19,522,069
Weighted average common shares – diluted	23,701,294	23,645,563	23,681,997	19,563,897

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2008	December 31, 2007
	(unaudited)	(audited)
ASSETS
Investments in real estate:
Land and improvements	$36,194	$35,499
Land improvements – development properties	104,538	85,253
Construction in progress	136,871	135,396
Buildings and improvements	265,188	259,031
Tenant improvements	42,804	59,804

	585,595	574,983
Less accumulated depreciation	(99,462)	(111,619)

	486,133	463,364
Investments in unconsolidated real estate entities	38,110	49,199
Cash and cash equivalents	78,474	126,647
Restricted cash	15,219	26,251
Rents and other receivables, net	4,527	2,352
Above market rents, net	1,805	1,148
Receivables from condominium sales contracts	19,170	—
Receivables from unconsolidated real estate entities	5,997	6,640
Deferred rents	10,894	14,696
Deferred leasing and loan costs, net	15,454	13,051
Deferred tax asset	10,450	12,620
Other assets	4,935	4,924

Total assets	$691,168	$720,892

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage, other secured, and unsecured loans	$390,826	$396,007
Accounts payable and other liabilities	34,375	53,311
Unrecognized tax benefits	16,758	16,305
Below market rents, net	927	946
Deferred revenue	1,056	4,171
Dividends and distributions payable	2,377	2,354
Due to affiliate	—	2,000
Prepaid rent	2,338	3,402

Total liabilities	448,657	478,496

Minority interests:
Unitholders in the Operating Partnership	95,492	95,245
Minority interests in consolidated real estate entities	3,838	4,581

Total minority interests	99,330	99,826

Stockholder’s equity:
Common stock	237	237
Limited voting stock	145	145
Additional paid-in capital	160,508	157,799
Retained deficit and dividends including $170 and $201 of other comprehensive loss as of September 30, 2008 and December 31, 2007, respectively	(17,709)	(15,611)

Total stockholders’ equity	143,181	142,570

Total liabilities and stockholders’ equity	$691,168	$720,892

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three months and nine months ended September 30, 2008 and 2007. See the list of our unconsolidated properties on page 15.

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenues:
Rental	$50,775	$49,870	$150,847	$120,064
Tenant reimbursements	19,817	18,304	64,345	39,158
Parking and other	7,479	9,102	25,436	21,231

Total revenues	78,071	77,276	240,628	180,453

Expenses:
Rental property operating and maintenance	31,801	30,107	92,902	75,029
Real estate taxes	12,505	11,223	33,414	23,229
Interest	30,710	37,314	95,410	81,278
Depreciation and amortization	32,184	33,742	94,990	69,973

Total expenses	107,200	112,386	316,716	249,509

Loss from continuing operations	(29,129)	(35,110)	(76,088)	(69,056)
Gain on sale of real estate	—	—	—	7,932
Minority interest	—	(27)	—	(78)
Loss from discontinued operations	(34)	(40)	(105)	(252)

Net loss	$(29,163)	$(35,177)	$(76,193)	$(61,454)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of September 30, 2008 and December 31, 2007. See the list of our unconsolidated properties on page 15.

	September 30, 2008	December 31, 2007
ASSETS
Investments in real estate, net	$2,321,848	$2,326,679
Land held for sale	3,809	3,418
Cash and cash equivalents	35,375	35,192
Restricted cash	73,503	83,263
Rents and other receivables, net	5,782	7,993
Above market rents, net	3,323	5,562
Deferred rents	62,512	54,963
Deferred leasing and loan costs, net	177,177	201,229
Other assets	7,503	5,289
Assets associated with discontinued operations	86	28

Total assets	$2,690,918	$2,723,616

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,228,250	$2,162,556
Accounts and interest payable and other liabilities	94,621	109,975
Below market rents, net	85,095	99,002
Obligations associated with discontinued operations	122	23

Total liabilities	2,408,088	2,371,556

Owners’ equity	282,830	352,060

Total liabilities and owners’ equity	$2,690,918	$2,723,616

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended September 30, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended September 30, 2008			For the three months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,482	$9,645	$17,127	$8,193	$9,127	$17,320
Tenant reimbursements	5,991	3,536	9,527	6,653	2,410	9,063
Parking and other	925	1,366	2,291	949	1,739	2,688
Investment advisory, management, leasing and development services	1,799	—	1,799	7,070	—	7,070
Investment advisory, management, leasing, and development services -unconsolidated real estate entities	4,244	46	4,290	4,663	—	4,663
Reimbursement of property personnel costs	1,657	—	1,657	993		993
Condominium sales - percentage of completion	3,622	—	3,622	—	—	—

Total revenues	25,720	14,593	40,313	28,521	13,276	41,797

Expenses:
Rental property operating and maintenance	6,018	5,685	11,703	5,621	4,429	10,050
Real estate taxes	1,586	2,251	3,837	1,554	1,869	3,423
Investment advisory, management, leasing, and development services	4,142	—	4,142	3,303	—	3,303
Reimbursable property personnel costs	1,657	—	1,657	993	—	993
Cost of condominium sales - percentage of completion	3,113	—	3,113	—	—	—
Rent - unconsolidated real estate entities	65	—	65	61	—	61
Interest	5,803	5,100	10,903	4,362	6,494	10,856
Depreciation and amortization	2,948	5,517	8,465	2,669	5,308	7,977
General and administrative	4,173	—	4,173	4,477	—	4,477

Total expenses	29,505	18,553	48,058	23,040	18,100	41,140

Gain on sale of real estate	—	—	—	901	—	901
Gain from early extinguishment of debt	—	—	—	—	—	—
Interest income	587	—	587	1,877	—	1,877
Equity in net loss of unconsolidated real estate entities	(3,968)	3,968	—	(4,834)	4,834	—
Minority interests - unitholders in the Operating Partnership	2,733	—	2,733	(1,372)	—	(1,372)
Minority interests in consolidated real estate entities	133	—	133	52	—	52

Income (loss) before loss from discontinued operations	(4,300)	8	(4,292)	2,105	10	2,115
Loss from discontinued operations	—	(8)	(8)	—	(10)	(10)

(Loss) income before benefit (provision) for income taxes	(4,300)	—	(4,300)	2,105	—	2,105
Benefit (provision) for income taxes	1,359	—	1,359	(1,834)	—	(1,834)

Net (loss) income	$(2,941)	$—	$(2,941)	$271	$—	$271

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the nine months ended September 30, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the nine months ended September 30, 2008			For the nine months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$23,317	$29,021	$52,338	$24,574	$25,838	$50,412
Tenant reimbursements	20,116	10,932	31,048	19,897	6,197	26,094
Parking and other	2,747	4,446	7,193	2,841	4,365	7,206
Investments advisory, management, leasing and development services	5,570	—	5,570	10,909	—	10,909
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	13,670	139	13,809	13,091	—	13,091
Reimbursement of property personnel costs	5,075	—	5,075	2,772	—	2,772
Condominium sales - percentage of completion	79,758	—	79,758	—	—	—

Total revenues	150,253	44,538	194,791	74,084	36,400	110,484

Expenses:
Rental property operating and maintenance	18,877	16,525	35,402	16,828	13,049	29,877
Real estate taxes	4,762	5,618	10,380	4,578	4,582	9,160
Investment advisory, management, leasing, and development services	12,520	—	12,520	9,471	—	9,471
Reimbursable property personnel costs	5,075	—	5,075	2,772	—	2,772
Cost of condominium sales - percentage of completion	62,228	—	62,228	—	—	—
Rent - unconsolidated real estate entities	191	—	191	181	—	181
Interest	13,740	15,873	29,613	12,405	16,703	29,108
Depreciation and amortization	8,498	15,604	24,102	8,776	13,427	22,203
General and administrative	13,556	—	13,556	12,992	—	12,992

Total expenses	139,447	53,620	193,067	68,003	47,761	115,764

Gain on sale of real estate	3,618	—	3,618	3,290	1,983	5,273
Gain from early extinguishment of debt	255	—	255	—	—	—
Interest income	2,341	—	2,341	4,446	—	4,446
Equity in net loss of unconsolidated real estate entities	(9,108)	9,108	—	(9,366)	9,366	—
Minority interests - unitholders in the Operating Partnership	(3,126)	—	(3,126)	(1,720)	—	(1,720)
Minority interests in consolidated real estate entities	133	—	133	87	—	87

Income (loss) before income (loss) from discontinued operations	4,919	26	4,945	2,818	(12)	2,806
Income (loss) from discontinued operations	—	(26)	(26)	—	12	12

Income before provision for income taxes	4,919	—	4,919	2,818	—	2,818
Provision for income taxes	(2,695)	—	(2,695)	(2,152)	—	(2,152)

Net income	$2,224	$—	$2,224	$666	$—	$666

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated balance sheets of TPGI as of September 30, 2008 and December 31, 2007, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	September 30, 2008			December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$486,133	$366,596	$852,729	$463,364	$366,874	$830,238
Investments in unconsolidated real estate entities	38,110	(38,110)	—	49,199	(49,199)	—
Land held for sale	—	952	952	—	855	855
Cash and cash equivalents	78,474	6,232	84,706	126,647	3,421	130,068
Restricted cash	15,219	14,930	30,149	26,251	15,354	41,605
Receivables from condominium sales contracts	19,170	—	19,170	—	—	—
Rents and other receivables, net	10,524	1,026	11,550	8,992	1,450	10,442
Above market rents, net	1,805	864	2,669	1,148	1,010	2,158
Deferred rents	10,894	13,696	24,590	14,696	13,038	27,734
Deferred leasing and loan costs, net	15,454	27,767	43,221	13,051	31,133	44,184
Deferred tax asset	10,450	—	10,450	12,620	—	12,620
Assets associated with discontinued operations	—	22	22	—	7	7
Other assets	4,935	3,557	8,492	4,924	787	5,711

Total assets	$691,168	$397,532	$1,088,700	$720,892	$384,730	$1,105,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$390,826	$371,044	$761,870	$396,007	$355,897	$751,904
Accounts payable and other liabilities	34,375	17,963	52,338	53,311	18,406	71,717
Unrecognized tax benefits	16,758	—	16,758	16,305	—	16,305
Below market rents, net	927	7,610	8,537	946	8,839	9,785
Deferred revenue	1,056	—	1,056	4,171	—	4,171
Dividends and distributions payable	2,377	—	2,377	2,354	—	2,354
Due to affiliate	—	—	—	2,000	—	2,000
Prepaid rent	2,338	884	3,222	3,402	1,582	4,984
Obligations associated with discontinued operations	—	31	31	—	6	6

Total liabilities	448,657	397,532	846,189	478,496	384,730	863,226
Minority interests	99,330	—	99,330	99,826	—	99,826
Total stockholders’ equity	143,181	—	143,181	142,570	—	142,570

Total liabilities and stockholders’ equity	$691,168	$397,532	$1,088,700	$720,892	$384,730	$1,105,622

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended September 30, 2008			For the three months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(2,941)	$—	$(2,941)	$271	$—	$271
Deferred income tax (benefit) expense	(1,359)	—	(1,359)	1,834	—	1,834
Minority interests	(2,733)	—	(2,733)	1,320	—	1,320
Depreciation and amortization	2,948	5,517	8,465	2,669	5,308	7,977
Amortization of loan costs	78	247	325	82	474	556

(Loss) earnings before depreciation, amortization and income taxes	$(4,007)	$5,764	$1,757	$6,176	$5,782	$11,958

TPGI share of (loss) earnings before depreciation, amortization and income taxes (1)	$(2,445)	$3,517	$1,072	$3,738	$3,500	$7,238
TPGI income tax benefit-current	2,512	—	2,512	—	—	—

TPGI share of EBDT	$67	$3,517	$3,584	$3,738	$3,500	$7,238

EBDT per share – basic			$0.15			$0.31

EBDT per share – diluted			$0.15			$0.31

Weighted average common shares outstanding - basic			23,701,294			23,626,645

Weighted average common shares outstanding - diluted			23,701,294			23,645,563

(1)	Based on an interest in our operating partnership of 61.01% and 60.53% for the three months ended September 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income to EBDT:

	For the nine months ended September 30, 2008			For the nine months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$2,224	$—	$2,224	$666	$—	$666
Deferred income tax expense	2,695	—	2,695	2,152	—	2,152
Minority interests	3,126	—	3,126	1,633	—	1,633
Depreciation and amortization	8,498	15,604	24,102	8,776	13,427	22,203
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	237	1,090	1,327	245	1,244	1,489

Earnings before depreciation, amortization and income taxes	$16,780	$16,694	$33,474	$13,472	$14,683	$28,155

TPGI share of earnings before depreciation, amortization and income taxes (1)	$10,261	$10,208	$20,469	$7,333	$7,992	$15,325
TPGI income tax expense-current	—	—	—	—	—	—

TPGI share of EBDT	$10,261	$10,208	$20,469	$7,333	$7,992	$15,325

EBDT per share – basic			$0.86			$0.79

EBDT per share – diluted			$0.86			$0.78

Weighted average common shares outstanding - basic			23,681,997			19,522,069

Weighted average common shares outstanding - diluted			23,681,997			19,563,897

(1)	Based on an interest in our operating partnership of 61.15% and 54.43% for the nine months ended September 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended September 30, 2008			For the three months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(2,941)	$—	$(2,941)	$271	$—	$271
Deferred income tax (benefit) expense	(1,359)	—	(1,359)	1,834	—	1,834
Minority interests	(2,733)	—	(2,733)	1,320	—	1,320
Depreciation and amortization	2,948	5,517	8,465	2,669	5,308	7,977
Amortization of loan costs	78	247	325	82	474	556
Non-cash compensation expense	848	—	848	1,139	—	1,139
Straight-line rent adjustments	165	(546)	(381)	1,464	(905)	559
Fair market value of rent adjustments	(42)	(330)	(372)	—	(408)	(408)

ATCF before income taxes	$(3,036)	$4,888	$1,852	$8,779	$4,469	$13,248

TPGI share of ATCF before income taxes (1)	$(1,852)	$2,982	$1,130	$5,314	$2,705	$8,019
TPGI income tax benefit-current	2,512	—	2,512	—	—	—

TPGI share of ATCF	$660	$2,982	$3,642	$5,314	$2,705	$8,019

ATCF per share – basic			$0.15			$0.34

ATCF per share – diluted			$0.15			$0.34

Weighted average common shares outstanding - basic			23,701,294			23,626,645

Weighted average common shares outstanding - diluted			23,701,294			23,645,563

(1)	Based on an interest in our operating partnership of 61.01% and 60.53% for the three months ended September 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income to ATCF:

	For the nine months ended September 30, 2008			For the nine months ended September 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$2,224	$—	$2,224	$666	$—	$666
Deferred income tax expense	2,695	—	2,695	2,152	—	2,152
Minority interests	3,126	—	3,126	1,633	—	1,633
Depreciation and amortization	8,498	15,604	24,102	8,776	13,427	22,203
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	237	1,090	1,327	245	1,244	1,489
Non-cash compensation expense	2,457	—	2,457	2,916	—	2,916
Straight-line rent adjustments	3,113	(1,878)	1,235	4,384	(2,741)	1,643
Fair market value of rent adjustments	(100)	(1,019)	(1,119)	(4)	(815)	(819)

ATCF before income taxes	$22,250	$13,797	$36,047	$20,768	$11,127	$31,895

TPGI share of ATCF before income taxes (1)	$13,606	$8,437	$22,043	$11,304	$6,057	$17,361
TPGI income tax expense-current	—	—	—	—	—	—

TPGI share of ATCF	$13,606	$8,437	$22,043	$11,304	$6,057	$17,361

ATCF per share – basic			$0.93			$0.89

ATCF per share – diluted			$0.93			$0.89

Weighted average common shares outstanding - basic			23,681,997			19,522,069

Weighted average common shares outstanding - diluted			23,681,997			19,563,897

(1)	Based on an interest in our operating partnership of 61.15% and 54.43% for the nine months ended September 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Property management, leasing, and development service fees	$6,480	$6,681	$22,816	$18,138
Investment advisory fees:
Asset management fees	1,715	1,932	5,066	5,492
Acquisition and disposition fees	—	5,413	—	7,683

Total fees	8,195	14,026	27,882	31,313
Investment advisory, management, leasing and development services expenses	(4,142)	(3,303)	(12,520)	(9,471)

Net investment advisory, management, leasing and development services income	$4,053	$10,723	$15,362	$21,842

Reconciliation to GAAP Presentation:
Total fees	$8,195	$14,026	$27,882	$31,313
Elimination of intercompany fee revenues	(2,152)	(2,293)	(8,642)	(7,313)

Investment advisory, management, leasing and development services revenues	$6,043	$11,733	$19,240	$24,000

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2008

Our Ownership Properties

	Location	TPGI Percentage Interest	Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)	Loan Balance at September 30, 2008
Consolidated properties:
One Commerce Square	Philadelphia, PA	100.0%	942,866	96.3%	N/A	$15,378,000			$130,000,000
Two Commerce Square	Philadelphia, PA	100.0	953,276	86.1	N/A	17,421,000	(5)		145,370,000

Total/Weighted Average			1,896,142	91.2%		$32,799,000			$275,370,000

Unconsolidated properties:
2121 Market Street	Philadelphia, PA	50.0%	22,136	100.0%	N/A	$2,396,000	(6)		$18,900,000
Reflections I	Reston, VA	25.0	123,546	100.0	N/A	2,861,000			22,262,000
Reflections II	Reston, VA	25.0	64,253	100.0	N/A	1,310,000			9,275,000
Oak Hill Plaza	King of Prussia, PA	25.0	164,360	94.8	N/A	2,553,000			44,452,000
2500 City West	Houston, TX	25.0	578,284	98.1	N/A	6,595,000			81,378,000
San Felipe Plaza	Houston, TX	25.0	980,472	98.0	N/A	14,190,000			117,700,000
City West Place	Houston, TX	25.0	1,473,020	99.0	N/A	24,391,000			213,400,000
Fair Oaks Plaza	Fairfax, VA	25.0	179,688	85.8	N/A	2,586,000			44,300,000
San Jacinto Center	Austin, TX	6.3	410,248	93.5	N/A	6,863,000			101,000,000
Research Park Plaza I & II	Austin, TX	6.3	271,882	99.6	N/A	5,716,000			51,500,000
Stonebridge Plaza II	Austin, TX	6.3	193,131	98.1	N/A	2,042,000			37,500,000
One Congress Plaza	Austin, TX	6.3	518,385	88.6	2009	9,970,000		$8,393,000	128,000,000
Park 22 I-III	Austin, TX	6.3	203,716	89.3	2009	3,023,000		1,829,000	—	(8)
Frost Bank Tower	Austin, TX	6.3	535,078	89.0	2010	13,648,000		9,445,000	150,000,000
300 West 6th Street	Austin, TX	6.3	454,225	87.2	2010	13,704,000		3,243,000	127,000,000
Great Hills Plaza	Austin, TX	6.3	135,333	73.9	2010	2,202,000		3,351,000	—	(8)
City National Plaza	Los Angeles, CA	21.3	2,496,084	81.6	2010	61,542,000		35,653,000	562,657,000
Four Falls Corporate Center	Conshohocken, PA	25.0	253,985	77.2	2011	5,281,000		9,999,000	52,067,000
Walnut Hill Plaza	King of Prussia, PA	25.0	150,573	86.2	2011	2,137,000		4,299,000	—	(7)
Brookhollow Central I, II and III	Houston, TX	25.0	805,967	63.8	2011	10,468,000		38,480,000	60,343,000
Centerpointe I, II	Fairfax, VA	25.0	421,651	40.7	2011	12,250,000		30,672,000	94,016,000
One American Center	Austin, TX	6.3	503,951	85.3	2011	11,817,000		10,065,000	120,000,000
Westech 360 I-IV	Austin, TX	6.3	178,777	60.2	2011	3,839,000		2,917,000	—	(8)

Total/Weighted Average			11,118,745	85.9%		$221,384,000		$158,346,000	$2,035,750,000

Total/Weighted Average All Properties			13,014,887	86.7%		$254,183,000		$158,346,000	$2,311,120,000

TPGI Share			3,951,619	88.2%		$72,837,000		$30,924,000	$634,377,000

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2008 - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	For purposes of the tables on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.

(2)	For properties under renovation, represents the year in which stabilization, or approximately 93% occupancy, is expected to occur.

(3)	For properties currently stabilized, the estimated stabilized net operating income (NOI) represents the sum of i) the annualized straight-line rent under existing leases which were in place as of September 30, 2008, calculated as if the leases began as of September 30, 2008; and ii) estimated parking and other income, less estimated operating expenses. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.

(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(5)	A major lease at Two Commerce Square which expires in 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over market rental amount. The estimated present value of the over-market rent as of September 30, 2008 is approximately $4.7 million.

(6)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.

(7)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance of this property is included with the Oak Hill Plaza loan balance.

(8)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties Lease Expiration				Unconsolidated Properties Lease Expirations				TPGI Percentage Interest Unconsolidated Properties’ Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	166,523	$—	$—	Vacant	1,569,829	$—	$—	Vacant	298,743	$—	$—
2008	117,580	12.43	12.55	2008	269,311	15.14	15.19	2008	55,408	14.40	14.46
2009	93,702	22.78	15.35	2009	575,465	15.37	15.25	2009	73,590	15.26	15.42
2010	102,522	20.46	17.45	2010	884,450	15.01	15.48	2010	149,594	15.60	16.04
2011	68,097	14.26	16.04	2011	758,407	14.94	17.03	2011	122,218	14.55	16.10
2012	129,539	14.61	15.63	2012	901,179	17.65	19.61	2012	149,425	18.38	18.38
Thereafter	1,218,179	17.87	22.96	Thereafter	6,160,104	13.26	20.50	Thereafter	1,193,418	12.75	20.10

Total	1,896,142			Total	11,118,745			Total	2,042,396

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2008 - CONTINUED

Our Development Properties

Currently Under Construction:	Location	TPGI Percentage Interest			Description	Construction Start Date/ Expected Completion Date	Projected Total Cost (in thousands)	Costs Incurred to Date (in thousands)(1)	Loan Balance (in thousands)
Murano (2)	Philadelphia, PA	73.0	%(3)		43-story for-sale condominium project containing 302 units	Second quarter 2006/ Third quarter 2008	$178,702	$172,416	$69,356
Four Points Centre – B2	Austin, TX	100.0%			Two 3-story office buildings totaling 192,000 rentable square feet, with 6-level structured parking garage	Second quarter 2007 /Third quarter 2008	53,300	36,755	24,941	(4)
Four Points Centre – OP2	Austin, TX	100.0%			One retail building totaling 4,800 rentable square feet	Third quarter 2008 /Second quarter 2009	1,310	512	—

							$233,312	$209,683	$94,297

Pre-Development:				Number of Acres	Potential Property Types	Potential Square Feet Upon Completion	Potential Number of Units Upon Completion	Costs Incurred to Date (in thousands)	Loan Balance (in thousands)
Campus El Segundo (5)	El Segundo, CA	100.0%		26.1	Office/Retail/R&D/Hotel	1,925,000		$58,371	$17,259
Universal Village (6)	Los Angeles, CA	NA		124.0	Residential/Retail	180,000	2,937
MetroStudio@Lankershim (7)	Los Angeles, CA	NA		14.4	Office/Production Facility	1,500,000		14,341
Four Points Centre	Austin, TX	100.0%		252.5	Office/Retail/R&D/Hotel	1,460,000		19,118
2100 JFK Boulevard	Philadelphia, PA	100.0%		0.7	Office/Retail/R&D/Hotel	366,000		5,044
2500 City West land	Houston, TX	25.0%		6.3	Office/Retail/Residential/Hotel	500,000		3,648
CityWestPlace land	Houston, TX	25.0%		24.0	Office/Retail/Residential	1,500,000		21,351

						7,431,000	2,937	$121,873	$17,259

(1)	Costs incurred to date have not been adjusted for cost of sale or other adjustments and as such may not reflect book value.

(2)	We have substantially completed construction and received certificates of occupancy for 100% of the condominium units at Murano. As of September 30, 2008, we had closed the sale of 101 units and 94 parking spaces and had an additional 24 units and 28 parking spaces under contract of sale. Commencing with the second quarter of 2008 we recognize revenues and expenses related to the units and parking spaces sold and under contract under the percentage of completion method of accounting.

(3)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73% ownership interest in the property.

(4)	We may borrow up to an additional $17.7 million on this loan.

(5)	We are currently completing infrastructure improvements to the Campus El Segundo development site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants.

(6)	We have been engaged by NBC Universal to entitle, master plan and have a right of first offer (ROFO) to develop approximately 124 acres on their Universal Studios Hollywood backlot for residential and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space. Upon successful completion of the entitlement process, and our execution of the ROFO, it is anticipated this project will be developed in phases over several years, subject to market conditions.

(7)	We are currently entitling this property, targeting approximately 1.5 million square feet. The first phase of this transit-oriented development is planned to become a state-of-the-art digital television production facility and office space, and to serve as NBC Universal’s West Coast News and Content Center. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority (which owns the land) upon completion of entitlements.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2008 - CONTINUED

Our Managed Properties

Managed Properties	Location	Year Built Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	97.3%
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	96.8
1835 Market Street	Philadelphia, PA	1987	686,503	90.9
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,159,092	96.4%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of September 30, 2008:

Secured debt	Interest Rate	Outstanding Debt	Maturity Date
One Commerce Square mortgage loan	5.7%	$130,000	1/6/2016
Two Commerce Square:
Mortgage loan	6.3	108,939	5/9/2013
Senior mezzanine loan	19.2	32,013	1/9/2010
Junior mezzanine loan	15.0	4,418	1/9/2010
Campus El Segundo mortgage loan	6.5	17,259	10/10/2009	(1)
Four Points Centre construction loan	5.0	24,941	6/11/2010	(2)
Murano construction loan	7.3	69,356	7/31/2009	(3)

Total secured debt		$386,926

Unsecured debt
Former minority partner	5.0	$3,900	10/12/2009	(4)

Total secured and unsecured debt		$390,826

Weighted average interest rate at September 30, 2008	7.3%

(1)	The loan has a one-year extension option at our election.

(2)	The loan has two one-year extension options at our election subject to certain conditions. The first extension option and the second extension option are subject to achievement of 75% and 90% occupancy, respectively, and certain other conditions.

(3)	The loan has two six-month extension options. The first extension is conditioned on the closing of 100 residential units, which has occurred.

(4)	Payment of interest is deferred until the maturity date, at which time the total principal and accrued interest balance will be $4,740,000.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of September 30, 2008:

	Interest Rate	Principal Amount	Maturity Date		TPGI Share of Principal Amount
City National Plaza	5.8%	$562,657	7/19/09	(1)	$120,072
CityWestPlace
Senior mortgage loan (Buildings I & II)	6.2	121,000	7/6/16		30,250
Senior mortgage loan (Buildings III & IV)	5.1	92,400	7/1/09	(2)	23,100
San Felipe	5.5	117,700	8/11/10		29,425
2500 City West	5.5	81,378	8/11/10		20,345
Brookhollow Central I, II, and III	6.8	60,343	8/9/09	(1)	15,087
Four Falls Corporate Center	5.7	52,067	3/6/10		13,017
Oak Hill Plaza/Walnut Hill Plaza	5.7	44,452	3/6/10		11,113
2121 Market Street	6.1	18,900	8/1/33		9,450
Reflections I	5.2	22,262	4/1/15		5,566
Reflections II	5.2	9,275	4/1/15		2,319
Centerpointe I and II	5.5	94,016	2/9/09	(3)	23,504
Fair Oaks Plaza	5.5	44,300	2/9/17		11,075
San Jacinto	6.1	101,000	6/11/17		6,313
Frost Bank Tower	6.1	150,000	6/11/17		9,375
One Congress Plaza	6.1	128,000	6/11/17		8,001
One American Center	6.0	120,000	6/11/17		7,500
300 W. 6th St.	6.0	127,000	6/11/17		7,938
Research Park Plaza I & II	5.3	51,500	6/9/09	(3)	3,219
Stonebridge Plaza II	5.1	37,500	6/9/09	(3)	2,344
Austin bank term loan	8.3	192,500	6/1/13		12,031

		$2,228,250			$371,044

Weighted average interest rate at September 30, 2008	6.0%

(1)	The loan has a one-year extension option remaining at our election.

(2)	The loan has two one-year extension options remaining at our election.

(3)	The loan has three one-year extension options remaining at our election.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of September 30, 2008:

		Aggregate Principal
Debt
Mortgage loans		$256,198
Other loans		134,628

Total consolidated debt		390,826
Company share of unconsolidated debt		371,044

Total combined debt		$761,870

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,853,904	$240,924
Operating partnership units (2)	15,242,781	153,952

Total common equity	39,096,685	$394,876

Total consolidated market capitalization		$785,702

Total combined market capitalization (3)		$1,156,746

(1)	Based on the closing price of $10.10 per share of TPGI common stock on September 30, 2008.

(2)	Includes operating partnership units outstanding and vested incentive units.

(3)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Paul S. Rutter	Executive Vice President and General Counsel
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director